================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                           -------------------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 26, 2004

                           -------------------------

                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                           -------------------------


                DELAWARE                                  0-21487                              13-3904147
     (STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION
     INCORPORATION OR ORGANIZATION)                                                               NO.)

                  75 WEST 125TH STREET, NEW YORK, NY 10027-4512
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

       Registrant's telephone number, including area code: (212) 876-4747



                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



================================================================================

ITEMS 1.01 AND 1.03 THROUGH 9.  NOT APPLICABLE.


ITEM 1.02.        TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         On October 26, 2004, the Registrant, Carver Federal Savings Bank and Independence Federal Savings Bank entered into a Termination and Release Agreement pursuant to which, among other things, the parties agreed to terminate their Agreement and Plan of Merger dated as of March 15, 2004 ("Merger Agreement") and to release each other from all claims related to the Merger Agreement. The parties mutually agreed to such termination following the federal Office of Thrift Supervision's ("OTS") denial of the Registrant's application to consummate the proposed merger (the "OTS Decision"). The Merger Agreement was subject to, among other things, approval by the OTS. On October 18, 2004, the Registrant issued a press release announcing the OTS Decision. No early termination penalties were incurred by the Registrant upon termination of the Merger Agreement.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  CARVER BANCORP, INC.


                                                  By: /s/ Deborah C. Wright
                                                      -----------------------
                                                      Deborah C. Wright
                                                      President & CEO





Dated:  October 28, 2004








                                       3